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                                                                    EXHIBIT j(2)
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our reports dated December 12, 2001, relating to the financial statements and financial highlights of AIM Investment Funds, which appear in such Registration Statement. We also consent to the reference to us under the heading "Other Service Providers" in such Registration Statement.



/s/PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 14, 2002